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                                                                    Exhibit 10.1

                                 FIRST AMENDMENT
                                       TO
                             DISTRIBUTION AGREEMENT

               THIS FIRST AMENDMENT TO DISTRIBUTION AGREEMENT (the "FIRST AMENDMENT") is made as of the 20 day of November, 2001, between AVANT!CORP, HONG KONG LIMITED (the "COMPANY"), with its principal place of business at Room 1006, Bank of America Tower, 12 Harcourt Road, Hong Kong, and DAVANTECH CO. (the "DISTRIBUTOR"), with its principal place of business at 7th Duam, #174-6, Seokchon-Dong, Songpa-ku, Korea, 138-190.

                               W I T N E S S E T H

        WHEREAS, the Company and the Distributor are parties to that certain Distribution Agreement dated as of October 1, 2000 (the "AGREEMENT"); and

        WHEREAS, pursuant to the Agreement, the Distributor is entitled to certain compensation upon the termination of the Agreement; and

        WHEREAS, the Company and the Distributor now desire to amend the Agreement to, among other things, disallow any compensation payable to the Distributor upon termination of the Agreement.

        NOW, THEREFORE, in consideration of the mutual covenants herein contained and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto mutually promise, covenant, undertake and agree as follows:

        1. Consequence of Termination. In consideration of a payment of US$250,000.00 by the Company to the Distributor, the receipt of which is hereby acknowledged, Section 19.3 of the Agreement shall be amended and restated in its entirety as follows:

               "19.3 Upon termination, neither the Distributor nor any of its affiliates shall be entitled to any compensation or fee of any sort whatsoever from the Company or any of its affiliates."

        2. Certification by the Distributor. The Distributor certifies that:

            a. this Agreement, as amended hereby, is the only agreement currently in effect between the Company or any of its affiliates on the one hand, and the Distributor or any of its affiliates on the other hand, with respect to distribution of the Company's products or services; and

            b. this Agreement, as amended hereby, represents the entire agreement between the Company or any of its affiliates on the one hand, and the Distributor or any of its affiliates on the other hand, with respect to distribution of the Company's products or services; and



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            c.  there are no amendments, modifications, or supplements to this
                Agreement, whether oral or written, other than this First Amendment; and

            d. the Company is not in any respect in default under the Agreement, as hereby amended; and

            e. notwithstanding the provisions of Section 20.7 of the Agreement, the Distributor consents and agrees to the (A) disclosure of any and all terms of the Agreement and this First Amendment (i) in the public reports, registration statements and other filings of Avant! Corporation, a Delaware corporation ("PARENT"), that have been filed or in the future may be filed with the US Securities and Exchange Commission (the "SEC"), and (ii) as may be required by applicable law, and (B) public filing of the Agreement and this First Amendment with the SEC by Parent.

        3. Release. The Distributor, for itself, its legal successors and assigns, partners, limited partners, constituent entities, affiliated and related companies, officers, directors, stockholders, principals, servants, employees, agents and representatives, and each of them, do hereby absolutely, fully and forever release, relieve, waive, relinquish, absolve, acquit and discharge the Company and the Company's respective legal successors, predecessors, and assigns, partners, limited partners, constituent entities, affiliated and related companies, officers, directors, stockholders, principals, servants, employees, attorneys, agents and representatives of and from any and all manner of claims, demands, promises, cause or causes of action, action or actions, suits, debts, liabilities, obligations, costs, expenses, sums of money, controversies, damages, accounts, reckonings, and liens of every kind or nature whatsoever, whether mature, contingent, direct, derivative, subrogated, personal, assigned, discovered, undiscovered or otherwise (hereinafter called "CLAIMS"), which they have or may have or have had, owned, or held at any time by reason of any matter, cause or thing whatsoever from the beginning of time to the date hereof in any way arising out of or relating to (i) any termination fee, termination payment or similar award due upon termination of the Agreement arising under or in connection with the Agreement, any prior agreement between the Company or its affiliates on the one hand, and the Distributor or its affiliates on the other hand, or the distribution of the Company and its affiliates' products and services by the Distributor or otherwise or (ii) this First Amendment. Distributor hereby represents, warrants, and acknowledges to the Company that it has received independent legal advice from its attorneys regarding the advisability of executing this First Amendment and giving the release provided for herein, and that it has been advised by their attorneys concerning and is familiar with the provisions of Section 1542 of the Civil Code of the State of California, which provides as follows:

                A GENERAL RELEASE DOES NOT EXTEND TO CLAIMS WHICH THE CREDITOR DOES NOT KNOW OR SUSPECT TO EXIST IN HIS FAVOR AT THE TIME OF EXECUTING THE RELEASE, WHICH IF KNOWN BY HIM MUST HAVE MATERIALLY AFFECTED HIS SETTLEMENT WITH THE DEBTOR.


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Distributor, being aware of Section 1542, hereby expressly waives and relinquishes any rights or benefits it has or may have thereunder in connection with the release provided herein, as well as under any other California or federal statute or common law principle of similar effect. The Distributor acknowledges that it is aware that it or its attorneys may hereafter discover facts different from or in addition to the facts which it or its attorneys now know or believe to be true with respect to the subject matter of this First Amendment, but that it is their intention hereby to settle fully, finally, absolutely and forever any and all claims, disputes and differences which do now exist or heretofore have existed between the Distributor and its affiliates on the one hand, and Company and its affiliates on the other, in any way arising out of or relating to (i) any termination fee, termination payment or similar award due upon termination of the Agreement arising under or in connection with the Agreement, any prior agreement between the Company or its affiliates on the one hand, and the Distributor or its affiliates on the other hand, or the distribution of the Company and its affiliates' products and services by the Distributor or otherwise or (ii) this First Amendment. In furtherance of this intention, the release herein given shall be and remain in effect as a full and complete release notwithstanding discovery of any such different or additional facts.

        4. Miscellaneous.

               4.1 Amendment and Waiver. Except as otherwise expressly provided herein, any provision of this First Amendment may be amended and the observance of any provision of this First Amendment may be waived (either generally or any particular instance and either retroactively or prospectively) only with the written consent of the parties.

               4.2 Governing Law and Legal Actions. This First Amendment shall be governed by and construed under the laws of the State of California and the United States without regard to conflicts of laws or provisions thereof and without regard to the United Nations Convention on Contracts for the International Sale of Goods. Unless waived by the Company in writing for a particular instance (which the Company may do at its option), the sole jurisdiction and venue for actions related to the subject matter hereof shall be the U.S. federal courts having within their jurisdiction the State of California or a portion thereof. Both parties consent to the jurisdiction of such courts and agree that process may be served in the manner provided for giving of notices or otherwise as allowed by California state law or federal law. In any action or proceeding to enforce rights under this First Amendment, the prevailing party shall be entitled to recover costs and attorneys' fees. The parties hereto consent and agree that this choice of law and forum provision governs both the First Amendment and the Agreement.

               4.3 Severability. If any provision of this First Amendment is held by a court of competent jurisdiction to be illegal, invalid, or unenforceable, that provision shall be limited or eliminated to the minimum extent necessary so that this First Amendment shall otherwise remain in full force and effect and enforceable.

               4.4 Entire Agreement. This First Amendment is an integration and supersedes all proposals, oral or written, all negotiations, conversations, discussions, or prior agreements between or among parties relating to the subject matter of this First Amendment and all past dealing or industry custom.


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               4.5 No Assignment. This First Amendment and the rights hereunder are not transferable or assignable without the prior written consent of the parties hereto, except for rights to payment and except to a person or entity who acquires all or substantially all of the assets or business of a party, whether by sale, merger or otherwise; any such assignee shall agree to abide by the terms and conditions of this First Amendment.

               4.6 Counterparts. This First Amendment may be executed in counterparts, each of which shall be deemed an original, but both of which together shall constitute one and the same instrument.

                            [SIGNATURE PAGE FOLLOWS]




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               IN WITNESS WHEREOF, the parties hereto have executed this First
Amendment, all of the day and year first above written.

                                       AVANT!CORP, HONG KONG LIMITED

                                       By  /s/ Howard Ko
                                         --------------------------------------
                                       Name: Howard Ko

                                       Title: Executive Operating Officer

                                       DAVANTECH CO.

                                       By  /s/ Sancho Park
                                         --------------------------------------
                                       Name: Sancho Park

                                       Title: Chief Executive Officer






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